UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported):      March 29, 2011



                           Amerigo Energy, Inc.
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           (Exact name of registrant as specified in its charter)


               Delaware                   000-09047        20-3454263
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      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)


        2580 Anthem Village Dr., Henderson, NV                89052
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       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:      702-399-9777

                               Not Applicable
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       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS


 ITEM 8.01. OTHER EVENTS.


The company issued a press release to update the shareholders on the letter of intent executed for the purchase of Grazy.com, Inc. A copy of the press release and the letter of intent are attached to this Form 8-K. As additional information becomes available to shareholders it will be distributed.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Ex. 1 Press release dated 3-29-2011.
Ex. 2 Letter of Intent


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	AMERIGO ENERGY, INC.
	(Registrant)
        Date:  March 29, 2011
	By: /s/ Jason F. Griffith
	--------------------------
	Jason F. Griffith
	Its:Chief Executive Officer,
	Chief Financial Officer and Director